UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

LGBTQ LOYALTY HOLDINGS, INC.

(Exact name of the registrant as specified in its charter)

DELAWARE	000-54867	80-0671280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Dixie Highway

Wilton Manors, FL 33305

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (954) 947-6133

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to those Current Reports on Form 8-K filed by LGBTQ Loyalty Holdings, Inc. (the “Company”) on June 10, 2019 and September 3, 2019 (the “Prior 8-Ks”) disclosing the Company’s prior financing arrangement with Pride Partners LLC (“Pride”).

On October 14, 2019 the Company entered into that certain Amendment No. 2 to Securities Purchase Agreement, Debentures and Registration Rights Agreement (the “Amendment”) with Pride. Pursuant to the terms of Amendment. Pride agreed to purchase an additional $300,000 in principal amount of 10% Original Issue Discount Senior Convertible Debenture for $300,000 in cash, $100,000 of which was paid at signing of the Amendment, $100,000 will be paid on or prior to November 14, 2019, and the remaining $100,000 will be paid on or prior to December 14, 2019. As a result of this additional investment, the Company amended the currently outstanding 10% Original Issue Discount Senior Convertible Debenture that was issued to Pride on June 4, 2019 and amended on August 27, 2019 to increase the face value of the debenture from $770,000 to $1,100,000 (provided that if Pride fails to make the second $100,000 or third $100,000 payment, the face value of the debenture will be reduced by $110,000 for each missed payment). For more information on the terms of the 10% Original Issue Discount Senior Convertible Debenture, see the Prior 8-Ks.

Pursuant to the terms of the Amendment, the shares of common stock underlying the additional $330,000 in principal amount of 10% Original Issue Discount Senior Convertible Debenture (the “Additional Underlying Shares”) are not subject to the registration rights agreement entered into between the parties on June 4, 2019, but the Company has granted certain demand registration rights to Pride in connection with the Additional Underlying Shares.

Additionally, pursuant to the terms of the Amendment, the Company has waived its right to make any “Company Demands” (as such term is defined in the warrant issued by the Company to Pride on June 4, 2019 and the Prior 8-Ks).

The form of Amendment is attached as Exhibit 10.1 hereto. All descriptions of the form of Amendment herein are qualified in their entirety to the text of such Exhibit 10.1 hereto, which is incorporated herein by reference.

The securities issued in the offering are exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended because, among other things, the transaction did not involve a public offering, the investor is an accredited investors, the investor took the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Amendment No. 2 to Securities Purchase Agreement, Debentures and Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

LGBTQ Loyalty Holdings, Inc.

Date: October 18, 2019	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer

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